UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

VSE Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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 2550 Huntington Avenue, Alexandria, Virginia 22303-1499

Notice of 2010 Annual Meeting of
Stockholders and Proxy Statement
Fellow Stockholders:

You are cordially invited to attend the annual meeting of stockholders of VSE Corporation (“VSE” or the “Company”) to be held on Tuesday, May 4, 2010, commencing at 10:00 a.m.,  Eastern Daylight Time, at the VSE Building, 2550 Huntington Avenue, Alexandria, Virginia 22303-1499 (the “Annual Meeting”).

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2009 Annual Report to Stockholders, 2010 Proxy Statement and Proxy Card at www.cfpproxy.com/3307. On March 23, 2010, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares online. The notice also provides instructions on how you can request a paper or e-mail copy of these materials by mail, telephone or e-mail. If you requested your materials by e-mail, the e-mail contains voting instructions and links to the materials on the Internet. You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

The proxy materials describe the formal business to be transacted at the Annual Meeting and a report on the operations of the Company. VSE directors and officers will be present to answer any questions that you and other stockholders may have. Included in the materials is our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, that contains detailed information concerning the Company’s activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of nine directors and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010. VSE’s Board of Directors (the “Board”) unanimously recommends a vote “FOR” the election of each of the director nominees and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010. On behalf of the Board, please vote your shares now, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but it will ensure that your vote is counted. Your vote is important.

Please note the location for the Annual Meeting. The VSE Building is located at 2550 Huntington Avenue, Alexandria, Virginia 22303-1499, just off I-95/I-495 at Exit 177A (U.S. Route 1 South). The building is also within walking distance of the Huntington Avenue Metro Station (Yellow Line), using the Lower Level exit to Huntington Avenue. I hope you will be able to join us.

Sincerely,
VSE CORPORATION

/s/ D. M. Ervine

D. M. Ervine
Chairman of the Board
March 23, 2010

**VSE CORPORATION**

**2550 Huntington Avenue**
**Alexandria, VA 22303-1499**

March 23, 2010

**IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 4, 2010**

**This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.**

**The Annual Meeting Proxy Statement and the 2009 Annual Report to Stockholders are available at http://www.cfpproxy.com/3307.**

**If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in this notice by April 23, 2010 to facilitate timely delivery.**

Dear VSE Stockholder:

The 2010 Annual Stockholders' Meeting for VSE CORPORATION ("VSE") will be held at 10:00 A.M., Eastern Standard Time on May 4, 2010 at the VSE Building, 2550 Huntington Avenue, Alexandria, VA 22303-1499. The Annual Meeting is for the purpose of considering and acting upon:

1. the election of nine directors of VSE namely, Ralph E. Eberhart, Donald M. Ervine, Maurice A. Gauthier, Clifford M. Kendall, Calvin S. Koonce, James F. Lafond, David M. Osnos, Jimmy D. Ross and Bonnie K. Wachtel, each to serve for a one year period;
2. the ratification of the appointment of Ernst & Young LLP as VSE's independent registered public accounting firm for the year ending December 31, 2010; and
3. such other matters as may properly come before the Annual Meeting, or any adjournments thereof. VSE's Board of Directors is not aware of any such business.

Stockholders of record at the close of business on March 5, 2010 are the Stockholders entitled to notice of, and vote at the Annual Meeting.

**VSE's Board of Directors recommends a vote "FOR" each of the above proposals.**

You may access the following proxy materials on the internet at http://www.cfpproxy.com/3307; (i) Notice of the Annual Meeting, (ii) the 2009 Annual Report to Stockholders and (iii) the Annual Meeting Proxy Statement.

If you would like a paper or e-mail copy of the proxy materials mailed or e-mailed to you, you may request one:

- by calling 800-951-2405 (please have available your Stockholder Control Number, which is printed at the bottom of the notice), or
- by sending an email to fulfillment@rtco.com and by inserting your Stockholder Control Number in the subject line, or
- by making your request online at http://www.cfpproxy.com/3307 and inserting your Stockholder Control Number when prompted.

You will have the opportunity to make your request for paper or e-mail copies apply to all future annual stockholder meetings (which you may later revoke at any time) or only for the 2010 Annual Stockholders' Meeting.

You may vote your VSE Common Stock by Internet, by phone, by mail or in person. If you wish to vote by Internet or by phone, you will need your Stockholder Control Number, that can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone. No other personal information will be required to vote in this manner. If you request a paper or e-mail copy of these documents and the proxy card in accordance with the instructions below and wish to vote by mail, simply cast your vote on the proxy card and sign and return. You may also vote in person at the Annual Meeting. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of VSE Common Stock, evidence of your ownership of VSE Common Stock as of the close of business on the record date. Please cast your vote promptly. Thank you for your continued support!

**If you want to receive a paper or e-mail copy of these documents, you can request one at any time. There is no charge to you for requesting a copy. Please make your request for a copy of these documents by April 23, 2010 to ensure delivery before the Annual Meeting.**

**To request a paper or e-mail copy of these documents, you will need your Stockholder Control Number that can be found in the lower right hand corner of this letter. Then either:**

- **Call our toll-free number, (800) 951-2405; or**
- **Visit our website at http://www.cfpproxy.com/3307; or**
- **Send us an email at fulfillment@rtco.com**

**and enter the Stockholder Control Number when prompted or, if you send us an e-mail, enter it in the subject line.**

***See Reverse side for driving directions***

Stockholder Control Number

Directions to VSE Building

**Metro Rail Directions:** Take Yellow line to end (Huntington); take escalator down to lower platform/buses and walk toward street (Huntington Ave) and VSE HQ is first office building diagonal left across street.

395
King St
ALEXANDRIA
7
236
Duke St
I 95 Exit 176A Telegraph South
95
495
Franconia Rd
Duke St
1
295
Wheeler Rd
Owens Rd
Wilson Bridge
FRANCONIA
Telegraph Rd
VSE
I 95 Exit 177A Rt 1 South
Beulah St
Potomac River
VSE Corporation
2550 Huntington Ave
Alexandria, VA 2303-1499

**Travelling South I-95/West I-495:**
Cross the Wilson Bridge into Virginia; take Exit 177A (US Route 1 South); at second stoplight turn right on to Huntington Avenue; proceed about 1 mile, going under the Metro Rail overpass; take first right onto Metroview Parkway to access VSE parking lot.

**Travelling North I-95/East I-495:**
Take Exit 177A (US Route 1 South); at second stoplight turn right on to Huntington Avenue; proceed about 1 mile, going under the Metro Rail overpass; take first right onto Metroview Parkway to access VSE parking lot.